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                                  EXHIBIT 23.4

                         CONSENT OF INDEPENDENT AUDITORS



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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We hereby consent to the use of our Report dated January 14, 1997 on the financial statements referred to therein which is incorporated by reference in the Registration Statement, on Form S-3, of Thornburg Mortgage Asset Corporation, as filed with the Securities and Exchange Commission.

         We also consent to the references to our firm in the Registration Statement under the caption "Experts."






                                               /s/ McGLADREY & PULLEN, LLP
                                                   McGLADREY & PULLEN, LLP


New York, New York
May 14, 1997